Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases
LEASES

During the years ended years ended December 31, 2015, 2014 and 2013, we recognized rental expense for all operating leases of $1.2 million, $0.9 million and $0.9 million, respectively, related primarily to land sites for the Liquefaction Project. In June 2012, we entered into an agreement with SPLNG to sublease a portion of its Sabine Pass LNG terminal site for the Liquefaction Project. See Note 10—Related Party Transactions for additional information regarding this sublease agreement.

Future annual minimum lease payments, excluding inflationary adjustments, are as follows (in thousands):

Year ending December 31,	Operating Leases
2016	$1,338
2017	1,338
2018	1,338
2019	1,315
2020	1,200
Thereafter (1)	18,588
Total	$25,117

(1)	Includes certain lease option renewals that are reasonably assured.